SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. _____ ]

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UNITED FINANCIAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

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UNITED FINANCIAL, INC.
1128 South Main Street
Graham, North Carolina 27253-3338

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

May 1, 2003

NOTICE is hereby given that the Annual Meeting of Shareholders of United Financial, Inc. (the “Company”) will be held as follows:

Place:             Alamance National Bank
1128 South Main Street
Graham, North Carolina

Date:              Thursday, May 1, 2003

Time:             11:00 a.m.

The purposes of the meeting are:

1.         To elect four (4) members of the Board of Directors for three (3) year terms.

2.         To amend the Company’s articles of incorporation to authorize issuance of up to 3,000,000 shares of preferred stock.

3.         To ratify the appointment of Larrowe & Company, P.L.C. as the Company’s independent public accountants for 2003.

4.         To transact any other business that may properly come before the meeting.

You are cordially invited to attend the meeting in person. However, even if you expect to attend the meeting, you are requested to complete, sign and date the enclosed appointment of proxy and return it in the envelope provided for that purpose to ensure that a quorum is present at the meeting. The giving of an appointment of proxy will not affect your right to revoke it or to attend the meeting and vote in person.

By Order of the Board of Directors
William M. Griffith, Jr.
President and Chief Executive Officer

March 31, 2003

UNITED FINANCIAL, INC.
1128 South Main Street
Graham, North Carolina 27253-3338

PROXY STATEMENT

Mailing Date: On or about March 31, 2003

ANNUAL MEETING OF SHAREHOLDERS

To Be Held

May 1, 2003

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed appointment of proxy by the Board of Directors of United Financial, Inc. (the “Company”) for the 2003 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at Alamance National Bank, 1128 South Main Street, Graham, North Carolina, at 11:00 a.m. on May 1, 2003, and any adjournments thereof.

Solicitation and Voting of Appointments of Proxy; Revocation

Persons named in the appointment of proxy as proxies to represent shareholders at the Annual Meeting are Lynn Sidney Lloyd, Paul Edward Love, and Donald Ray Bullis. Shares represented by each appointment of proxy which is properly executed and returned, and not revoked, will be voted in accordance with the directions contained in the appointment of proxy. If no directions are given, each such appointment of proxy will be voted FOR the election of each of the four (4) nominees for director named in Proposal 1 below for three (3) year terms and FOR Proposals 2 and 3. If, at or before the time of the Annual Meeting, any nominee named in Proposal 1 has become unavailable for any reason, the proxies will have the discretion to vote for a substitute nominee. On such other matters as may come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters. An appointment of proxy may be revoked by the shareholder giving it at any time before it is exercised by filing with William E. Swing, Jr., Secretary of the Company, a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Annual Meeting and announcing his or her intention to vote in person.

Expenses of Solicitation

The Company will pay the cost of preparing, assembling and mailing this Proxy Statement and other proxy solicitation expenses. In addition to the use of the mails, appointments of proxy may be solicited in person or by telephone by the Company’s officers, directors and employees without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy materials to the beneficial owners of the Company’s common stock.

Record Date

The close of business on February 24, 2003, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only those shareholders of record on that date will be eligible to vote on the proposals described herein.

Voting Securities

The voting securities of the Company are the shares of its common stock, par value $1.00 per share, of which 10,000,000 shares are authorized. At February 17, 2003, there were 1,640,565 shares of common stock outstanding. There are approximately 1,600 holders of record of the Company’s common stock.

Voting Procedures; Votes Required for Approval

Each shareholder is entitled to one vote for each share held of record on the Record Date on each director to be elected and on each other matter submitted for voting. In accordance with North Carolina law, shareholders will not be entitled to vote cumulatively in the election of directors at the Annual Meeting.

In the case of Proposal 1 below, the four (4) directors receiving the greatest number of votes shall be elected.

In the case of Proposals 2 and 3 below, for such proposals to be approved, the number of votes cast for approval must exceed the number of votes cast against the proposals. Abstentions and broker non-votes will have no effect.

Authorization to Vote on Adjournment and Other Matters

Unless the Secretary of the Company is instructed otherwise, by signing an appointment of proxy, shareholders will be authorizing the proxyholders to vote in their discretion regarding any procedural motions which may come before the Annual Meeting. For example, this authority could be used to adjourn the Annual Meeting if the Company believes it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a vote is taken in order to solicit additional appointments of proxy or to provide additional information to shareholders. However, appointments of proxy voted against the Proposals will not be used to adjourn the Annual Meeting. The Company does not have any plans to adjourn the meeting at this time, but intends to do so, if needed, to promote shareholder interests.

Ownership of Voting Securities

As of February 17, 2003, no shareholder known to management owned more than 5% of the Company’s common stock.

As of February 17, 2003, the beneficial ownership of the Company’s common stock by directors individually, and by directors and executive officers as a group, was as follows:

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

Larry Eugene Brooks (4) Graham, NC	34,889	2.11

Donald Ray Bullis Burlington, NC	24,116	1.46

William Fenton Covington Mebane, NC	16,741	1.01

Edward Lee Dixon Graham, NC	27,428	1.66

William M. Griffith, Jr.(5) Burlington, NC	39,292	2.37

Phoebe Massey Harrison Elon College, NC	18,800	1.14

Lynn Sidney Lloyd (6) Graham, NC	33,063	2.00

Paul Edward Love (7) Graham, NC	35,353	2.14

John V. Moon (8) Graham, NC	23,661	1.43

D. Michael Parker Hurdle Mills, NC	3,821	0.23

John Knox Patterson Burlington, NC	21,335	1.29

L. J. Rogers, Jr. (9) Mebane, NC	58,331	3.54

Morris L. Shambley (10) Efland, NC	13,154	0.80

Edmund Lee Thompson (11)	19,243	1.17

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP (1)(2)	PERCENT OF CLASS (3)

Graham, NC
All Directors and Executive Officers as a group (16 persons) (12)	389,796	23.62

   (1)    Except as otherwise noted, to the best knowledge of the Company’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mr. Bullis – 9,720 shares; Mr. Covington – 5,681 shares; Mr. Dixon – 5,221 shares; Mr. Love – 2,000 shares; Mr. Moon – 6,030 shares; Mr. Parker – 3,150 shares; Mr. Rogers – 10,230 shares; and Mr. Shambley – 11,840 shares.

   (2)    Included in the beneficial ownership tabulations for all directors, except Messrs. Griffith, Parker and Shambley, are options to purchase 9,545 shares of common stock of the Company. Mr. Griffith’s ownership tabulation includes 19,200 options to purchase shares of common stock of the Company which are currently exercisable or exercisable within 60 days of February 17, 2003.

   (3)    The calculation of the percentage of class beneficially owned by each individual and the group is based, in each case, on the 1,640,565 outstanding shares of common stock plus the number of shares of common stock represented by immediately exercisable stock options by the individual or the group.

   (4)    Includes 1,500 shares held by Mr. Brooks’ spouse and 1,500 shares held by Mr. Brooks for the benefit of his grandchild.

   (5)    Includes 750 shares held by Mr. Griffith’s spouse as custodian for a minor child.

   (6)    Includes 1,638 shares held by Mr. Lloyd’s spouse, 2,100 shares held for the benefit of Mr. Lloyd’s minor child, and 9,852 shares held in family trusts.

   (7)    Includes 3,750 shares held by Mr. Love’s related interest and 250 shares held by Mr. Love for the benefit of his Godson.

   (8)    Includes 3,000 shares held by Mr. Moon’s spouse.

   (9)    Includes 12,117 shares held by Mr. Rogers’ spouse, 3,407 shares held by Mr. Rogers’ related interest, and 300 shares held by Mr. Rogers for the benefit of his minor child.

 (10)    Includes 312 shares held by Mr. Shambley’s spouse.

(11)    Includes 1,500 shares held by Mr. Thompson’s spouse.

 (12)    Includes two non-director executive officers.

Required Reports of Beneficial Ownership

Directors and executive officers of the Company are required by federal law to file reports with the Securities and Exchange Commission (the “SEC”) regarding the amount of and changes in their beneficial ownership of the Company’s common stock. Prior to the formation of the Company as the holding company for Alamance National Bank (the “Bank”) in September of 2002, such ownership reports were filed with the Office of the Comptroller of the Currency (the “OCC”). Upon the formation of the Company, such reports are now required to be filed with the SEC. To the best knowledge of the Company, all such ownership reports have been timely filed since and the ownership status of the Company’s common stock is current.

PROPOSAL 1: ELECTION OF DIRECTORS

The Company’s Bylaws provide that its Board of Directors shall consist of between five (5) and twenty-five (25) members, as determined by the Board of Directors or the shareholders. If there are more than nine (9) members, the Board shall be divided into three classes approximately equal in number with each class being elected for three year terms on a staggered basis. The Board of Directors has set the number of directors of the Company at fourteen (14). The four (4) directors whose terms expire at the Annual Meeting have been renominated to the Board for three year terms are listed below:

Name and Age	Position(s) Held	Director Since(1)	Principal Occupation and Business Experience During Past 5 Years

Larry Eugene Brooks (62)	Director	1998

1970-Present, Vice President, Cobb, Ezekiel, Brown & Co., P.A., Certified Public Accountants; 1989-1996, former Vice Chairman and Director of FirstSouth Bank (Graham branch), Graham, N.C. (acquired by Centura Bank in 1996).

William Fenton Covington (78)	Director	1997	President, Covington Dairy Farm, Inc., Mebane, N.C.; Director, Southern States Coop; Director, Southeast United Dairy Industry Association.

Paul Edward Love (54)	Director	1997	President, McClure Funeral Service, Graham, Burlington and Mebane, N.C.; Residential rental business; Owner, Infinite Monuments.

Edmund Lee Thompson (74)	Director	1997	President and Treasurer, Alamance Adjusters, Inc., Burlington, N.C.; Secretary-Treasurer and Director, Southeastern Adjustment Co. of Greensboro, N.C.

(1)      Includes service as a director of the Bank which reorganized into the bank holding company form of organization in 2002. Each director also serves as a director of the Bank.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES ABOVE FOR DIRECTOR OF THE COMPANY FOR THREE YEAR TERMS.

Incumbent Directors

The Company’s Board of Directors includes the following directors whose terms will continue after the Annual Meeting. Certain information regarding those directors is set forth in the following table:

Name and Age	Director Since(1)	Term Expires	Principal Occupation and Business Experience During Past 5 Years

Donald Ray Bullis (60)	1997	2004	Funeral Director, Rich & Thompson Funeral Service, Graham and Burlington, N.C.

Edward Lee Dixon (61)	1997	2004	Partner, Dixon Brothers Dairy; Owner, Dixon Egg Farm, Graham, N.C.

Lynn Sidney Lloyd (52)	1997	2004	Retired; former Division Quality Assurance Manager, Burlington Industries, Inc., Burlington, N.C.

D. Michael Parker (51)	2002	2004	Attorney, Cheshire & Parker, Hillsborough, N.C.

John Knox Patterson (66)	1997	2004	Attorney, John K. Patterson Law Offices, Burlington, N.C.

William M. Griffith, Jr. (53)	1997	2005

President and Chief Executive Officer of United Financial, Inc. and Alamance National Bank; 1981-1997, former Senior Vice PresRident and Chief Administrative Officer for Community Savings Bank, SSB, Burlington, N.C.

Phoebe Massey Harrison (67)	1997	2005	Owner, Graham Sporting Goods, Burlington, N.C.

John V. Moon (57)	1997	2005	Area Director for Alamance-Caswell Mental Health Department, Burlington, N.C.

L.J. Rogers, Jr. (64)	1997	2005	President, L. J. Rogers Trucking, Inc.; Partner, L. J. Rogers, Jr., Fertilizer, Mebane, N.C.

Morris L. Shambley (62)	2002	2005	President, Shambley Farm, Inc., Efland, N.C.

(1)      Includes service as a director of the Bank which reorganized into the bank holding company form of organization in 2002. Each director also serves as a director of the Bank.

Director Relationships

No family relationship on the Board of Directors exists. No director is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) thereof, or any company registered as an investment company under the Investment Company Act of 1940.

Meetings and Committees of the Board of Directors

Board of Directors. The Company’s Board of Directors held fourteen (14) meetings during 2002. Each director attended 75% or more of the aggregate number of meetings of the Board of Directors and any committees on which he or she served.

The Company’s Board of Directors has several standing committees including an Audit Committee and an Executive Committee.

Audit Committee. The members of the Audit Committee during 2002 were Ms. Harrison and Messers. Brooks, Bullis, Love, Moon, Parker, Patterson, and Thompson. The Audit Committee held six (6) meetings during 2002.

Report of the Audit Committee

The Audit Committee is responsible for receiving and reviewing the annual audit report of the Company’s independent auditors and reports of examinations by bank regulatory agencies, and helps formulate, implement, and review the internal audit programs of the Company and the Bank. The Audit Committee assesses the performance and independence of the Company’s independent auditors and recommends their appointment and retention for ratification by the shareholders.

During the course of its examination of the Company’s audit process in 2002, the Audit Committee reviewed and discussed the audited financial statements with management. The Audit Committee also discussed with the independent auditors, Larrowe & Company (“Larrowe”), all matters required to be discussed by the Statement of Auditing Standards No. 61, as amended. Furthermore, the Audit Committee received from Larrowe disclosures regarding their independence required by the Independence Standards Board Standard No. 1, as amended and discussed with Larrowe their independence.

Based on the review and discussions above, the Audit Committee (i) recommended to the Board that the audited financial statements be included in the Company’s annual report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC and (ii) recommended that shareholders ratify the appointment of Larrowe as auditors for 2003.

The Audit Committee has a written charter which is reviewed by the Committee for adequacy on an annual basis.

The Company is not the member of any exchange. However, the Audit Committee members are “independent” as defined by the Nasdaq listing standards.

The Audit Committee has considered whether Larrowe’s provision of the information technology services and other non-audit services to the Company is compatible with maintaining independence of Larrowe. The Audit Committee has determined that it is compatible with maintaining the independence of Larrowe.

This report is submitted by the Audit Committee:

Larry Eugene Brooks
Donald Ray Bullis
Phoebe Massey Harrison
John V. Moon
D. Michael Parker
John Knox Patterson
Edmund Lee Thompson

Executive Committee. Among its various duties, the Executive Committee performs the function of the Nominating Committee and Compensation Committee. The members of the Executive Committee in 2002 were Messrs. Brooks, Dixon, Griffith, Lloyd, Love, Moon, and Parker. The Executive Committee met ten (10) times in 2002.

Director Compensation

Board Fees. Until June 30, 2002, directors received $300 for each board meeting attended. Beginning July 1, 2002, directors received $400 for each board meeting attended and the chair received $500 per meeting.

Executive Officers

The President and Chief Executive Officer of the Company and the Bank is William M. Griffith, Jr. Mr. Griffith, age 53, has 29 years experience in the banking industry and was one of the original organizers of the Bank. From 1981 to 1997, he was Senior Vice President and Chief Administrative Officer of Community Savings Bank, SSB. He served as Vice President and Comptroller of Mutual Savings & Loan in Reidsville, North Carolina, from 1978 to 1981, and from 1973 to 1978, he was Vice President and a Director at First Savings and Loan in Mebane, North Carolina. Mr. Griffith is a native of Alamance County and has held leadership positions in various community organizations, including but not limited to, President of the Burlington Rotary Club, for which he received the Paul Harris Fellow award in 1997, a Director for the Alamance County Home Builders Association, a Director for the Alamance County Chamber of Commerce, and Director for the Piedmont chapter of the Savings and Loan Institute.

The Senior Loan Officer of the Bank is Peter A. Burgess, also an Alamance County native. Mr. Burgess, age 53, has 26 years experience in the banking industry and has been with the Bank since its organization. Prior to joining the Bank, Mr. Burgess had served since 1990 as the Senior Vice President of Lending at 1st State Bank in Burlington, North Carolina.

The Senior Vice President and Secretary of the Company and the Senior Vice President and Chief Financial Officer of the Bank is William E. Swing, Jr. Prior to joining the Bank, Mr. Swing, age 42, was Vice President of Finance for 1st State Bank in Burlington, North Carolina from February 1999 until June 2000. From August 1996 until August 1998, he served as a Vice President with Finance First Greensboro Home Equity and Audit Manager for KPMG LLP in Greensboro, North Carolina. He serves as an alderman for the Town of Elon, located in Alamance County.

Executive Compensation

The Bank has entered into employment agreements with William M. Griffith, Jr., President and Chief Executive Officer, William E. Swing, Jr., Senior Vice President and Chief Financial Officer, and Peter A. Burgess, Senior Vice President and Chief Lending Officer to establish their duties and compensation and to provide for their continued employment with the Bank.

Mr. Griffith’s employment agreement provides for an initial term of three years with automatic one year extensions after the initial three year term unless written notice to terminate is received not less than sixty (60) days before the end of the initial term or any anniversary thereof. The agreement provides for a base salary which is reviewed and approved by the Board not less often than annually.

Mr. Swing’s and Mr. Burgess’ employment agreements provide for an initial term of two years with automatic one year extensions after the initial two year term unless written notice to terminate is received not less than sixty (60) days before the end of the initial term or any anniversary thereof. Both contracts provide for a base salary which is reviewed by the Board not less often than annually.

All of the employment agreements provide that each of the officers may be terminated for “cause,” as defined in the employment agreements. Further, each officer may not compete with the Bank in an area within a twenty-five (25) mile radius of Graham, North Carolina for a period of two years following the effective date of termination of the agreement or the Employee’s unilateral termination of employment during the term of the agreement.

The employment agreements provide that in the event of a “termination event” following a change in control of the Bank each officer shall be able to terminate the agreement and receive, among other things, 299%, in the case of Mr. Griffith, or 200%, in the case of Messrs. Swing and Burgess, of the “base amount” of compensation and most recent annual bonus. In general, a “termination event” will occur if:

•         the officer is assigned any duties or responsibilities that are inconsistent with his position, duties or responsibilities with the Bank in effect at the time of the change in control;

•         the officer’s compensation rate is reduced below the amount in effect as of the change in control or the officer’s life insurance, medical or hospitalization insurance, disability insurance, deferred compensation plans, retirement plans or similar plans or benefits are not provided as required by the employment agreement; or

•         the officer is transferred to a location outside of Graham, North Carolina without the officer’s written consent.

A change in control of the Bank will occur if:

•         any “Person” (as defined in or pursuant to Section 7(j)(8)(A) of the Change in Bank Control Act of 1978) becomes the “beneficial owner” or otherwise acquires control, directly or indirectly, of securities of the Bank representing twenty-five percent (25%) or more of the voting power of the Bank’s then outstanding securities;

•         any Person acquires in any manner the ability to elect, or to control the election, of a majority of the directors of the Bank;

•         the Bank merges with or into another entity where the Bank is not the surviving entity; or

•         all or substantially all of the assets of the Bank are transferred or sold to another entity.

The following table shows the cash and certain other compensation paid to or received or deferred by Mr. Griffith rendered during the Bank’s organization and as President and Chief Executive Officer of the Bank for services in all capacities during 2002, 2001, 2000. No other current executive officer of the Company or the Bank received compensation for 2002 which exceeded $100,000. Mr. Griffith does not receive any additional compensation as President and Chief Executive Officer of the Company.

SUMMARY COMPENSATION TABLE

	Annual Compensation

Name and Principal Position	Year	Salary($)	Bonus($) (1)(2)

William M. Griffith, Jr., President and Chief	2002	108,004	18,831
Executive Officer of the Company and the Bank	2001	96,000	—
	2000	88,600	—

   (1)    Bonuses are paid each year based on each prior year’s results.

   (2)    Perquisites and other personal benefits did not exceed 10% of Mr. Griffith’s total salary in 2002, 2001, or 2000.

Stock Options

The following table sets forth information with regard to stock options granted under the Bank’s 1999 Incentive Stock Option Plan (the “Incentive Plan”) which, upon the organization of the Company, was adopted as the Incentive Plan of the Company. Currently 103,409 shares, as adjusted for stock dividends, may be issued under the Incentive Plan. No options were granted during the fiscal year ended December 31, 2002.

Aggregated Option Exercises in Fiscal Year 2002
And Fiscal Year End Option Values

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2002(1)	Value of Unexercised In- the-Money Options at December 31, 2002(2)

			Exercisable/Unexercisable	Exercisable/Unexercisable

William M. Griffith, Jr.	-0-	-0-	19,200 / 4,800	-0- / -0-

   (1)    Includes adjustment for a 25% stock dividend paid on February 17, 2003.

   (2)    The Company’s stock price on February 18, 2003 was $7.11 per share.

401(k) Savings Plan

The Bank adopted a tax-qualified savings plan for employees effective January 1, 2000. The Plan covers all employees with six months of service who may contribute up to 15% of their compensation, subject to the maximum allowed by law. The Bank contributed an amount equal to 50% of the amount of compensation contributed by participants. Participants may contribute an amount equal to up to 6% of total annual compensation. The Plan vests 20% per year after an employee’s first year of service.

Indebtedness of and Transactions with Management

The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its current directors, nominees for director, executive officers and their associates. All loans included in such transactions were made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features.

Loans made by the Bank to directors and executive officers are subject to the requirements of Regulation O of the Board of Governors of the Federal Reserve System. Regulation O requires, among other things, prior approval of the Board of Directors with any “interested director” not participating, dollar limitations on amounts of certain loans and prohibits any favorable treatment being extended to any director or executive officer in any of the Bank’s lending matters. To the best knowledge of the management of the Company and the Bank, Regulation O has been complied with in its entirety.

PROPOSAL 2: AMENDMENT TO THE ARTICLES OF INCORPORATION
AUTHORIZING PREFERRED STOCK

The Company’s authorized capital stock currently consists entirely of 10,000,000 shares of $1.00 par value common stock. The Board of Directors has approved an amendment to Article II of the Company’s Articles of Incorporation authorizing issuance of up to 3,000,000 shares of preferred stock, no par value, with such preferences, limitations, and relative rights as shall be set forth in resolutions providing for the issuance thereof adopted by the Board of Directors. The amendment to Article II of the Company’s Articles of Incorporation is indicated by the underlined portions as follows:

Article II

The Corporation shall have the authority to issue a total of 13,000,000 shares of capital stock. The capital stock shall consist of 10,000,000 shares of Common Stock, $1.00 par value per share, each with one vote per share, and 3,000,000 shares of Preferred Stock, no par value. The preferences, limitations, and relative rights of the shares of Preferred Stock shall be designated by the Board of Directors and may be issued in one or more series.

The preferred shares would be available for issuance from time to time at the discretion of the Board of Directors without shareholder approval. Although the Board of Directors has no current plans to issue preferred stock, it has determined that it would be advantageous for the Company to be permitted to issue preferred stock. Preferred stock is a means of raising additional capital but also may be used to assist management in impeding an unfriendly change of control that certain shareholders may consider to be in their best interest. The Board of Directors would have the authority to prescribe for each series of preferred stock it establishes the number of shares in that series, and the designations, powers, preferences and other rights, qualifications, limitations or restrictions of the shares in that series. Depending on the rights prescribed for a series of preferred stock, the issuance of preferred stock could have an adverse effect on the voting power of the holders of common stock and could adversely affect holders of common stock by delaying or preventing a change in control, making removal of our present management more difficult or imposing restrictions on the payment of dividends and other distributions to the holders of common stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES OF INCORPORATION AUTHORIZING PREFERRED STOCK.

PROPOSAL 3: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board of Directors has appointed the firm of Larrowe & Company, P.L.C. Certified Public Accountants, as the Company’s independent public accountants for 2003 subject to shareholder approval. A representative of Larrowe is expected to be present at the Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

The Company has paid Larrowe fees in connection with its assistance in the Company’s annual audit and review of the Company’s financial statements. Sometimes the Bank engages Larrowe to assist in other areas of financial planning. The following table sets forth the fees paid to Larrowe in various categories in 2002.

Category	Amount Paid

Audit Fees:	$30,200
Financial Information System Design and Implementation Fees:	—
All Other Fees:	24,700

Total Fees Paid:	$54,900

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” RATIFICATION OF LARROWE AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

OTHER MATTERS

The Board of Directors knows of no other business that will be brought before the Annual Meeting. Should other matters properly come before the meeting, the proxies will be authorized to vote shares represented by each appointment of proxy in accordance with their best judgment on such matters.

PROPOSALS FOR 2004 ANNUAL MEETING

It is anticipated that the 2004 Annual Meeting of United Financial, Inc. will be held on a date during May 2004. Any proposal of a shareholder which is intended to be presented at the 2004 Annual Meeting must be received by United Financial, Inc., at its main office in Graham, North Carolina no later than November 15, 2003, in order that any such proposal be timely received for inclusion in the Proxy Statement and appointment of proxy to be issued in connection with that meeting. If a proposal for the 2004 Annual Meeting is not expected to be included in the Proxy Statement for that meeting, the proposal must be received by United Financial, Inc. by February 15, 2004 for it to be timely received for consideration. United Financial, Inc. will use its discretionary authority for any proposals received thereafter.

REVOCABLE PROXY

UNITED FINANCIAL, INC.
1128 South Main Street
Graham, North Carolina 27253

APPOINTMENT OF PROXY
SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald Ray Bullis, Lynn Sidney Lloyd, and Paul Edward Love as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of United Financial, Inc. (the “Company”), held of record by the undersigned on February 24, 2003, at the 2003 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held at 1128 South Main Street, Graham, North Carolina, at 11:00 a.m. on May 1, 2003, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as follows on the proposals listed below:

1.         ELECTION OF DIRECTORS: Proposal to elect four (4) directors of the Company for terms of three (3) years:

☐        FOR all nominees listed below (except as indicated otherwise below)

☐        WITHHOLD AUTHORITY to vote for all nominees listed below

NOMINEES:

Larry Eugene Brooks
William Fenton Covington
Paul Edward Love
Edmund Lee Thompson

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the line below.

______________________________________________________________________________________

2.         AMENDMENT TO ARTICLES OF INCORPORATION AUTHORIZING PREFERRED STOCK: Proposal to amend the Company’s articles of incorporation to authorize issuance of up to 3,000,000 shares of Preferred Stock.

☐        FOR             ☐        AGAINST              ☐        ABSTAIN

3.         RATIFICATION OF INDEPENDENT ACCOUNTANTS: Proposal to ratify the appointment of Larrowe & Company, PLC, as the Company’s independent public accountants for 2003.

☐        FOR             ☐        AGAINST              ☐        ABSTAIN

4.         OTHER BUSINESS: On such other matters as may properly come before the Annual Meeting, the proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment.

PLEASE DATE AND SIGN THIS APPOINTMENT OF PROXY
ON THE REVERSE SIDE AND RETURN IN THE ENVELOPE PROVIDED

THE SHARES REPRESENTED BY THIS APPOINTMENT OF PROXY WILL BE VOTED AS DIRECTED ABOVE. IN THE ABSENCE OF ANY DIRECTION, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN PROPOSAL 1 BY CASTING AN EQUAL NUMBER OF VOTES FOR EACH SUCH NOMINEE, AND FOR PROPOSALS 2 AND 3. IF, AT OR BEFORE THE TIME OF THE MEETING, ANY NOMINEE LISTED IN PROPOSAL 1 HAS BECOME UNAVAILABLE FOR ANY REASON, THE PROXY IS AUTHORIZED TO VOTE FOR A SUBSTITUTE NOMINEE. THIS APPOINTMENT OF PROXY MAY BE REVOKED BY THE HOLDER OF THE SHARES TO WHICH IT RELATES AT ANY TIME BEFORE IT IS EXERCISED BY FILING WITH WILLIAM E. SWING, JR., SECRETARY OF THE COMPANY, A WRITTEN INSTRUMENT REVOKING IT OR A DULY EXECUTED APPOINTMENT OF PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND ANNOUNCING HIS OR HER INTENTION TO VOTE IN PERSON.

Dated: ___________________________, 2003

Signature

Signature if held jointly

Instruction: Please sign above exactly as your name appears on this appointment of proxy. Joint owners of shares should both sign. Fiduciaries or other persons signing in a representative capacity should indicate the capacity in which they are signing.

IMPORTANT: TO INSURE THAT A QUORUM IS PRESENT, PLEASE SEND IN YOUR APPOINTMENT OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. EVEN IF YOU SEND IN YOUR APPOINTMENT OF PROXY, YOU WILL BE ABLE TO VOTE IN PERSON AT THE MEETING IF YOU SO DESIRE.